Intangible Assets - Schedule of Future Amortization Expense (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2025	$ 4,560
2026	4,560
2027	4,560
2028	4,560
2029	4,560
Thereafter	22,465
Total intangible assets, net	$ 45,265	$ 28,642